                                                                   EXHIBIT 10.38




                               PLEDGE AGREEMENT

         AGREEMENT, dated as of July 22, 1993 between EDUCATIONAL MEDICAL, INC., a Delaware corporation (the "Pledgor"), M.T. X-RAY, INC. (the "Pledgee") and MTSX ACQUISITION CORP. (the "Issuer").


                             PRELIMINARY STATEMENT


         The Pledgor is the owner of all of the issued and outstanding common stock, par value $.01 per share (the "Pledged Securities"), of the Issuer.

         The Issuer and the Pledgor have jointly and severally executed and delivered to Pledgee (i) their promissory Note in the principal amount of $500,000 (the "Second Payment Note"), a copy of which is attached as Exhibit 1 to this Pledge Agreement, and (ii) their promissory note (the "Purchase Money Note") in the principal amount of $450,000, a copy of which is attached as
Exhibit 2 to this Agreement. The Pledgor's obligations with respect to the payment of the Second Payment Note and the Purchase Money Note (collectively called the "Secured Obligations") are to be secured by the Pledged Collateral, as defined in Section 1.

         In consideration of the premises and of the mutual covenants herein contained, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

         1. Pledge. As security for the due and punctual payment and performance of the payment of the Secured Obligations, and this Agreement, the Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto the Pledgee, and hereby grants to the Pledgee a security interest in, the following:

                 (a) the Pledged Securities and the certificates representing the Pledged Securities, and all cash, proceeds, securities, dividends and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Securities; and

                 (b) all securities hereafter delivered or issued in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such securities, together with the interest coupons (if any) attached thereto, and all cash, proceeds, securities, interest, dividends and other property at any time and from time to time received or otherwise distributed in respect of or in exchange for any or all thereof (all such Pledged Securities, certificates, interest coupons, cash, proceeds, securities, interest, dividends and other property being herein collectively called the "Pledged Collateral");

         TO HAVE AND TO HOLD the Pledged Collateral, together with all rights, titles, interests, privileges and preferences appertaining or incidental thereto, unto the Pledgee, its successors and assigns, forever, subject, however to the terms, covenants and conditions hereinafter set forth.

         2. Transfer to Escrow Agent. The original certificates representing all Pledged Collateral shall be held on behalf of Pledgee by Sacks, Tierney & Kasen, 2929 North Central Avenue, 14th Floor, Phoenix, AZ 85012 (the "Escrow Agent"). The Pledgor shall deliver to the Escrow Agent all original certificates representing the Pledged Collateral issued in the name of the Pledgor, endorsed or assigned in blank in favor of the Pledgee. The Pledgee may, upon request to the Escrow Agent and delivery by

                                                         MTSX/Pledge/Execution A

the Escrow Agent of the appropriate Pledged Collateral to the Issuer, exchange the certificates representing the Pledged Collateral for certificates of smaller or larger denominations for any purpose consistent with the terms of this Pledge Agreement.

         3. Voting Rights; Dividends. So long as there is no failure to make due and punctual payment to the Pledgee in accordance with the terms of the Secured Obligations nor any other continuing event which would constitute an event of default under this Agreement (an "Event of Default"):

                 (a) The Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers relating or pertaining to the Pledged Collateral or any part thereof.

                 (b) The Pledgor shall be entitled to receive and retain any and all ordinary cash dividends and interest payable on the Pledged Collateral, but any and all stock and/or liquidating dividends, distributions in property, returns of capital or other distributions made on or in respect of the Pledged Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of an Issuer or received in exchange for Pledged Collateral or any part thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which the Issuer may be a party or otherwise, and any and all cash and other property received in payment of the principal of or in redemption of or in exchange for any Pledged Collateral (either at maturity, upon call for redemption or otherwise), shall be and become part of the collateral pledged by the Pledgor hereunder and, if received by the Pledgor, shall be received in trust for the benefit of the Pledgee or its assigns or the holder of any subsequent perfected lien as provided in the addendum to this Pledge Agreement and shall forthwith be delivered to the Escrow Agent (accompanied by proper instruments of assignment and/or stock and/or bond powers executed by the Pledgor in accordance with the Pledgee's instructions) to be held as Pledged Collateral subject to the terms of this Pledge Agreement.

                 (c) The Pledgee shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies, powers of attorney, dividend orders, interest coupons and other instruments as the Pledgor may request for the purpose of enabling the Pledgor to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to subparagraph (i) above and/or to receive the dividends and/or interest payments which it is authorized to receive and retain pursuant to subparagraph (ii) above.

                 (d) Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to
Section 3(a)(i) hereof and/or to receive the dividends and interest payments which it is authorized to receive and retain pursuant to Section 3(a)(ii) hereof shall cease, and all such rights shall thereupon become vested in the Pledgee who shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers and/or to receive and retain the dividends and/or interest payments which the Pledgor would otherwise be authorized to retain pursuant to Section 3(a)(iii) hereof. Any and all money and other property paid over to or received by the Pledgee pursuant to the provisions of this paragraph (b) or pursuant to the exercise by Pledgee of the voting and/or consensual rights and powers shall be retained by the Pledgee as additional collateral hereunder and be applied in accordance with the provisions of this Pledge Agreement.

         4. Events of Default. The occurrence of any one or more of the following shall constitute an Event of Default:

                 (a) if the Makers shall default in making any payment with respect to the Secured Obligations; or

                 (b) if Pledgor shall become bankrupt or insolvent, or file any petition for reorganization or relief from creditors under any applicable law of any jurisdiction, or make any general assignment for the benefit of creditors, and in either event

                 (c) such default or event shall continue for 10 days after the giving of written notice to the Pledgee.

           5. Remedies upon Default. If any Event of Default shall have occurred and be continuing, then, in addition to exercising any rights and remedies as a secured party under the Uniform Commercial Code in effect in California, the Pledgee may without being required to give any notice to the
Pledgor:

                 (a) apply the cash (if any) then held by it as collateral hereunder, first, to the payment of all costs of collection (including attorneys' fees) incurred in enforcing Pledgee's rights under the Note and this Agreement; second to the payment of interest accrued and unpaid on the Second Payment Note and then on the Purchase Money Promissory Note to and including the date of such application, third to the payment or prepayment of principal of the Second Payment Note and then to the Purchase Money Note, and fourth, to the payment of all other amounts then owing to the Pledgee under the terms of the Second Payment Note and then to the Purchase Money Note and then otherwise pursuant to this Pledge Agreement, and

                 (b) sell the Pledged Collateral, or any part thereof, at any public or private sale or at any broker's board or in any securities exchange, for cash, upon credit or for future delivery, as the Pledgee shall deem appropriate. The Pledgee shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Pledged Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Pledgee shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold, free and clear from any claims or rights of Pledgor. Further, it shall be deemed commercially reasonable for the Pledgee to impose sufficient conditions on any such sale so as to preclude the necessity of registration of the Pledged Collateral under the Securities Act of 1933, as amended. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which he now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Pledgee shall give the Pledgor and the holder of any subsequent perfected lien as provided in the addendum to this Pledge Agreement at least 30 days' written notice in the manner specified for notices under this Agreement of the Pledgee's intention to make any such public or private sale or sales at any broker's board or on any such securities exchange, and the Pledgor agrees that such notice of sale will be commercially reasonable notice to it. Such notice, in case of public sale, shall state the time and place fixed for such sale, and, in the case of sale at a broker's board or exchange at which such sale is to be made, the day on which the Pledged Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places, as the Pledgee may fix in the notice of such sale. At any such sale, the Pledged Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Pledgee may (in its sole and absolute discretion) determine and the Pledgee or other holder of the Secured Obligations may bid (which bid may be in whole or in part, in the form of cancellation of indebtedness) for and purchase for the account of the Pledgee or other holder of the any Secured Obligation the whole or any part of the Pledged Collateral. If the proceeds of the Pledged Collateral are insufficient to satisfy Pledgor's obligations under the Second Payment Note and then the Purchase Money Note and this Agreement, Pledgor shall remain liable for any deficiency. The Pledgee shall not be obligated to make any sale of Pledged Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Pledged Collateral may have been given. The Pledgee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case sale of all or any part of the Pledged Collateral is made on credit or for future delivery, the Pledged Collateral so sold may be retained by the Pledgee until the sale price is paid by the purchaser or purchasers thereof, but neither the Pledgee nor any other holder of the Secured Obligations or the assignee of any of the Pledgee's rights, shall incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in the case of such failure, such Pledged Collateral may be sold again upon like notice. As an alternative to exercising the power of sale herein conferred upon it, the Pledgee may proceed by a suit or suits at law or in equity to foreclose this Pledge Agreement and to sell the Pledged Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction.

         6. Application of Proceeds of Sale. The proceeds of sale of Pledged Collateral sold pursuant to Section 5 (c) hereof shall be applied by the Pledgee as follows:

                First: in the manner provided in paragraph (a) of Section 5 hereof; and

                Second: the balance (if any) of such proceeds shall be paid to the holder of any subsequent perfected lien as provided in the addendum to this Pledge Agreement and then the Pledgor, its successors or assigns in proportion to their ownership of the Pledged Collateral, or as a court of competent jurisdiction may direct.

         7. Extension or Modification of the Second Payment Note and the Purchase Money Note. The Pledged Collateral pledged hereunder secures the payment and performance of all of the indebtedness of the Pledgor with respect to the Secured Obligations and the Pledgor agrees that the Second Payment Note or the Purchase Money Note may be extended or otherwise modified in accordance with its terms without affecting this Pledge Agreement or the obligations of Pledgor hereunder, which shall continue in full force and effect until the Secured Obligations shall have been fully paid and performed.

         8. Authority of Pledgee. The Pledgee shall have and be entitled to exercise all such powers hereunder as are specifically delegated to the Pledgee by the terms hereof, together with such powers as are reasonably incidental thereto. The Pledgee may execute any of its duties hereunder by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of such counsel (whether written or oral) concerning all matters pertaining to its duties hereunder. Neither the Pledgee, nor any director, officer or employee of the Pledgee, shall be liable for any action taken or omitted to be taken by it or them hereunder in connection herewith, except for its or their own gross negligence or willful misconduct. The Pledgor hereby agrees to reimburse the Pledgee, on demand, for all expenses incurred by the Pledgee in connection with the administration and enforcement of this Pledge Agreement (including expenses incurred by the Escrow Agent or any subagent employed by the Pledgee) and agrees to indemnify and hold harmless the Pledgee and/or any such subagent against any and all liability incurred by the Pledgee (or such subagent hereunder or in connection herewith), unless such liability shall be due to willful misconduct or gross negligence on the part of the Pledgee or such subagent.

         9. Pledgee Appointed Attorney in Fact. The Pledgor hereby appoints the Pledgee the Pledgor's attorney-in-fact for the purpose of carrying out the provisions of this Pledge Agreement and, upon the occurrence of any Event of Default, taking any action and executing any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, upon an Event of Default, the Pledgee shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to the Pledgor representing any dividend, interest payment or other distribution payable or distributable in respect of the Pledged Collateral or any part thereof and to settle or compromise any claims relating thereto and to give full discharge for the same.

         10. Representations and Warranties of Pledgor. To induce Pledgee to accept the Second Payment Note and the Purchase Money Note, Pledgor represents and warrants to Pledgee, and covenants with Pledgee that:

                 (a) it owns the Pledged Securities and by the execution and delivery of this Agreement and delivery of the Pledged Collateral it has created is a first priority lien granted in favor of the Pledgee with respect to such Pledged Collateral; and

                 (b) this Agreement is the valid and binding obligation of Pledgor, enforceable in accordance with its terms.

         11. No Waiver; Cumulative Remedies. No failure on the part of the Pledgee to exercise, and no delay in exercising any right, power, privilege or remedy hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, privilege or remedy of the Pledgee preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided herein or by law.

         12. Termination. This Pledge Agreement shall terminate when all indebtedness secured hereby has been fully paid and performed, at which time the Pledgee shall reassign and redeliver (or cause to be reassigned and redelivered) to the Pledgor, or to such person or persons as the Pledgor shall designate, such of the Pledged Collateral (if any) as shall not have been sold or otherwise applied by the Pledgee pursuant to the terms hereof and shall still be held hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse against or express or implied representation or warranty by the Pledgee and at the expense of the Pledgor.

         13. Assignability. The Pledgee may assign, in whole or in part, any or all of its rights, title and interests provided for in this Pledge Agreement, to any holder of the Secured Obligations or portion thereof.

         14.     Terms Relating to Escrow Agent.

                 (a) Sacks, Tierney & Kasen shall initially act as Escrow Agent under this Agreement. The Escrow Agent shall acknowledge its receipt of the original certificate(s) representing the Pledged Securities by executing this Agreement. Pledgor shall also deliver to the Escrow Agent any and all original certificates, funds or documents as may hereafter become part of the Pledged Collateral. The possession of the original certificates and other documents relating to the Pledged Collateral shall be deemed to constitute the Pledgee's possession thereof in order to perfect Pledgee's security interest in the Pledged Collateral.

                 (b) The Escrow Agent shall hold all certificates, funds and documents representing the Pledged Collateral (collectively, the "Instruments") subject to the following terms and conditions:

                          (i) If the Pledgee at any time instructs the Escrow Agent to exchange any certificates representing any securities included in the Pledged Collateral to change the denominations of such certificates, the Escrow Agent shall comply with such request promptly by so exchanging certificates directly with the Issuer. The Escrow Agent shall give Pledgor and the holder of any subsequent perfected lien as provided in the addendum to this Pledge Agreement notice of any such action within 10 days after it is completed.

                           (ii) Either Pledgor or Pledgee may give the Escrow
Agent a notice requesting the Escrow Agent to make any delivery or take any action with respect to any Instruments that is proposed to be taken pursuant to this Agreement. If the notice describing any such request is executed by both the Pledgor and the Pledgee, the Escrow Agent shall promptly comply with the request.

         If the notice is given by Pledgor or Pledgee, and is not signed by both, the Escrow Agent shall promptly forward by hand or overnight delivery a copy of such notice to the party that did not sign it. Thereafter, the Escrow Agent shall refrain from taking any action with respect to such request for at least 5 business days, or until the other party authorizes the Escrow Agent in writing to comply with such request. If the other party fails to deliver written notice of objection to the Escrow Agent within such 5-day period, the Escrow Agent shall be fully protected in complying with such request.

                   (c) In order to induce the Escrow Agent to act under this Agreement, the Pledgor and the Pledgee jointly and severally agree as follows:

                          (i) The Escrow Agent shall not in any way be bound or affected by any notice or modification or cancellation of this Agreement unless in writing, signed by all parties hereto, nor shall the Escrow Agent be bound by any modification hereof unless the same shall be satisfactory to the Escrow Agent. The Escrow Agent shall be entitled to rely upon any judgment, certification, demand or other writing (including but not limited to any instructions given to it under (b), above) without being required to determine the authenticity or the correctness of any fact stated therein, the propriety of validity of the service thereof, or the jurisdiction of the court issuing such judgment or order.

                          (ii) The Escrow Agent may act in reliance upon any document, instrument or signature believed by it to be genuine, and the Escrow Agent may assume that any person purporting to give any notice or instructions in accordance with the provisions hereof has been duly authorized to do so.

                          (iii) The Escrow Agent may act relative hereto in reliance upon advice of counsel in reference to any matter(s) connection herewith, and shall not be liable for any mistake of fact or error of judgment, or for any acts or omissions of any kind, unless caused by the Escrow Agent's willful misconduct or gross negligence. The Escrow Agent shall be entitled to consult with its counsel, which shall include any attorney employed by it, and the Escrow Agent shall not be liable for any action taken, suffered or omitted by it in accordance with the advice (whether written or oral) of such counsel.

                          (iv) This Agreement sets forth exclusively the Escrow Agent's duties with respect to any and all matters pertinent hereto. The Escrow Agent shall not refer to, and shall not be bound by, the provisions of any other agreement.

                          (v) The Escrow Agent may at any time resign hereunder by giving written notice of its resignation to all parties hereto at least thirty (30) days prior to the date specified for such resignation to take effect, and upon the effective date of such resignation, all cash, documents and all other property then held by the Escrow Agent hereunder shall be delivered by it to such persons as may be designated in writing by all parties hereto, whereupon all its prospective obligations as Escrow Agent hereunder shall cease and terminate. The Escrow Agent's sole responsibility thereafter shall be to keep safely all property then held by it and to deliver same to a person designated by all parties hereto or in accordance with the directions of a final order or judgment of a court of competent jurisdiction. In addition, the Escrow Agent shall be discharged of its prospective duties and obligations hereunder upon its interpleading in a court of competent jurisdiction all of the funds and property then held by it hereunder. All parties hereto hereby submit to the personal jurisdiction of said court (but solely for the purpose of implementing this Agreement) and waive all rights to contest said jurisdiction. However, the Escrow Agent's resignation and/or interpleading of the Property shall not in any manner affect or impair any of its obligations under this Agreement.

                          (vi) Pledgor and Pledgee shall be jointly and severally obligated to reimburse the Escrow Agent for all its fees, costs and expenses in connection herewith, including reasonable counsel fees, and to indemnify it and hold it harmless against any claim asserted against it or any liability, loss or damage incurred by it in connection herewith.

                          (vii) Nothing herein contained shall be deemed to obligate the Escrow Agent to deliver any securities, cash, instruments, documents or any other property referred to herein, unless the same shall have first been received by the Escrow Agent pursuant to this Agreement.

                          (viii) Pledgor acknowledges that the Escrow Agent is general counsel of the Pledgee, and agrees that no action taken by the Escrow Agent under this Agreement shall affect or impair the right of the Escrow Agent to represent the Pledgee in any matter, including an interpleader action pursuant to this Agreement.

         15. Miscellaneous. This Agreement shall be binding on and inure to the benefit of the respective parties hereto and their successors and assigns. This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument. This Agreement represents the entire understanding of the parties hereto, and supersedes any and all other prior agreements between the parties. The terms and provisions of this Agreement cannot be terminated or modified or amended except in writing and signed by the party against whom enforcement is sought. This Agreement shall be construed in accordance with the laws of the State of California, and any suit, action or proceeding arising out of or relating to this Agreement may be commenced and maintained in any court of competent subject-matter jurisdiction in Los Angeles County, California, and each party waives objection to such jurisdiction and venue. The provisions of this Agreement are severable, and any invalidity, unenforceability or illegality in any provision or provisions hereof shall not affect the remaining provisions of this Agreement. In any suit, action or proceeding arising out of or in connection with this Agreement, the prevailing party shall be entitled to an award of the amount of attorneys' fees and disbursements actually billed to such party in connection herewith, including fees and disbursements on one or more appeals.

         All notices required or allowed hereunder shall be in writing and shall be deemed given upon (i) hand delivery or (ii) deposit of same in the United States Certified Mail, Return Receipt Requested, first class postage and registration fees prepaid and correctly addressed to the party for whom intended at their address written in the first paragraph hereof, or such other address as is most recently noticed

                                                         MTSX/Pledge/Execution A

for such party as aforesaid.

         IN WITNESS WHEREOF, the Pledgee has caused this Pledge Agreement to be duly executed and delivered by its officer thereunto duly authorized, and the Pledgor has duly executed and delivered this Agreement, as of the date first above written.

In the Presence of:                     EDUCATIONAL MEDICAL, INC.




--------------------------
                                        By: /s/ Gary Keiber
--------------------------                 -----------------------------
                                           Authorized Signatory

                                        MTSX ACQUISITION CORP.

--------------------------
                                        By: /s/ Gary Keiber
--------------------------                 -----------------------------
                                           Authorized Signatory

                                        M.T. X-RAY, INC.


--------------------------
                                        By: /s/ Donna Juds Caplan
--------------------------                 ----------------------------
                                           Authorized Signatory


                           ACCEPTANCE OF ESCROW AGENT

        Sacks, Tierney & Kasen acknowledges receipt of the foregoing Agreement and agrees to act as Escrow Agent under its terms.





                                       By:
                                          ------------------------------
                                          Authorized Signatory
for such party as aforesaid.

         IN WITNESS WHEREOF, the Pledgee has caused this Pledge Agreement to be duly executed and delivered by its officer thereunto duly authorized, and the Pledgor has duly executed and delivered this Agreement, as of the date first above written.

In the Presence of:                   EDUCATIONAL MEDICAL, INC.



--------------------------
                                     By:
--------------------------             -----------------------------
                                       Authorized Signatory



                                     MTSX ACQUISITION CORP.
--------------------------

--------------------------           By:
                                       -----------------------------
                                       Authorized Signatory


                                       M.T. X-RAY, INC.



--------------------------
                                     By:
--------------------------
                                       ------------------------
                                       Authorized Signatory



                           ACCEPTANCE OF ESCROW AGENT

                 Sacks, Tierney & Kasen acknowledges receipt of the foregoing Agreement and agrees to act as Escrow Agent under its terms.




                                        By: /s/ Michael R. Rooney
                                           ----------------------------
                                           Authorized Signatory
                                           Vice President
                                           Sacks, Tierney & Kasen, P.A.

          AGREEMENT OF ESCROW AGENT TO HOLD AS AGENT FOR SECOND LIENOR




         The Escrow Agent acknowledges that the Pledged Collateral is subject to a second lien held by Bank South, N.A., and in order to perfect such lien agrees to hold the Pledged Collateral as agent for Bank South, N.A., subject to the first lien otherwise provided for in this Agreement, and to promptly deliver the Pledged Collateral to Bank South, N.A. upon the earlier of payment in full of the Secured Obligations or termination of this Pledge Agreement at Bank South, N.A., P.O. Box 4387, Atlanta, Georgia, Attn: Mr. Randall P. Coerver.

         The obligation of the Escrow Agent to Bank South, N.A., shall be limited by the provisions of Section 14(c)(1) to 14(c)(v), inclusive, and by
Section 14(c)(vii) and 14(c)(viii).


                                     SACKS, TIERNEY & KASEN



                                      By: Michael R. Rooney
                                         ----------------------------
                                           Authorized Signatory
                                           Vice President
                                             Sacks, Tierney, and Kasen, P.A.

Acknowledged, Accepted and Agreed to as of July 22, 1993.


EDUCATIONAL MEDICAL, INC.

By: /s/ Gary Keiber
   --------------------------
   Authorized Representative

                                  EXHIBIT "1"

                         SECOND PAYMENT PROMISSORY NOTE

U.S. $500,000                                            Hollywood, California
                                                                  July _, 1993


         FOR VALUE RECEIVED, each of the undersigned, jointly and severally, (each individually called a "Maker" and collectively called the "Makers") hereby unconditionally promises to pay to the order of M.T. X-RAY, INC., ("MTSX, Inc."), or assigns ("Holder") at 6180 Laurel Canyon Boulevard, Suite 101, North Hollywood, CA 91606, or at such other place or to such other party as Holder may from time to time designate in writing, the principal sum of Five Hundred Thousand and 00/100 Dollars (U.S. $500,000.00) in lawful currency of the United States.

         This Note evidences a payment to be made to the Holder pursuant to the Asset Purchase Agreement among Educational Medical, Inc., MTSX Acquisition Corp., Educational Medical, Inc., MTSX, Inc., and the Shareholders of MTSX, Inc. dated the date of this Promissory Note, and providing for the purchase by MTSX Acquisition Corp. of substantially all of the Assets of MTSX, Inc. (the "Agreement"). The terms of the Agreement are incorporated into this note, and this note is the Second Payment Promissory Note referred to in the Agreement representing a portion of the purchase price of Assets as defined in the Agreement.

         The principal amount of this Note will be due (1) as provided in
Section 1(e)(1) of the Agreement, (2) within 5 days following notice to the Maker from the Holder that a payment of principal or interest has not been made in accordance with the terms of this Note, which notice specifically declares the entire amount owned to Holder and provided for in this Note immediately due and payable, or (3) the first anniversary of this Note, (the earlier of the dates referred to in the preceding three clauses is called the "Maturity Date"). All amounts owing pursuant to this Note and not paid upon the Maturity Date shall. bear interest at the highest rate of interest permitted by law until paid.

         Maker for itself, its heirs, legal representatives, successors and assigns, waives presentment for payment, demand, notice of dishonor or non-payment, notice of default, notice of protest, and protest of this Note, and waives any right to be released by reason of any extension of time or change in terms of payment or any change, alteration or release of any security given for the payment hereof. Maker hereby consents to any number of extensions of time, and any and all renewals, waivers, and modifications of this Note or any combination of the foregoing that may be made or granted by Holder.

         Maker agrees to pay immediately upon demand all reasonable costs and expenses of Holder, including attorneys' fees, (i) if after default this Note be placed in the hands of an attorney or attorneys for collection, or (ii) if Holder finds it necessary or desirable upon default to secure the services or advice of one or more attorneys with regard to collection of this Note against Maker, or for the protection of its rights under this Note, or any instrument relating to property securing the Note. The term "attorneys' fees" shall include attorneys' fees incurred by Holder whether or not suit is brought and if suit is brought, the term shall include attorneys' fees at trial and on appeal, and shall include attorneys' fees incurred in connection with consultations, arbitration, bankruptcy, conservatorship, receivership or any other proceeding.

         This Note shall be interpreted, construed and enforced in accordance with the laws of the State of California, excluding its choice of law principles.

         EACH OF HOLDER AND MAKER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE THE RIGHT EITHER IT OR ITS SUCCESSORS, PERSONAL REPRESENTATIVES OR ASSIGNS MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THE LOAN EVIDENCED BY THIS NOTE AND ANY AGREEMENTS CONTEMPLATED THEREBY TO BE EXECUTED IN CONJUNCTION THEREWITH, OR IN CONJUNCTION WITH ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE PARTIES.

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Note in Hollywood, California, the date first above written.




                                     EDUCATIONAL MEDICAL, INC.


                                     By:
                                        ----------------------------
                                        Authorized Signatory


                                     MTSX ACQUISITION CORP.


                                     By:
                                       ----------------------------
                                       Authorized Signatory

                                  EXHIBIT "2"

                         PURCHASE MONEY PROMISSORY NOTE


U.S. $450,000.00                                           Hollywood, California
                                                                    July _, 1993

         FOR VALUE RECEIVED, each of the undersigned, jointly and severally, (each individually called a "Maker" and collectively called the "Makers") hereby unconditionally promises to pay to the order of M.T. X-RAY, INC., ("MTSX, Inc."), or assigns ("Holder") at 6180 Laurel Canyon Boulevard, Suite 101, North Hollywood, CA 91606, or at such other place or to such other party as Holder may from time to time designate in writing, the principal sum of Four Hundred Fifty Thousand and 00/100 Dollars (U.S. $450,000.00) in lawful currency of the United States.

         This Note evidences obligations of the Makers to the Holder provided for in to the Asset Purchase Agreement among Educational Medical, Inc., MTSX Acquisition Corp., Educational Medical, Inc. MTSX, Inc., and the Shareholders of MTSX, Inc. dated the date of this Promissory Note, and providing for the purchase by MTSX Acquisition Corp. of substantially all of the Assets of MTSX, Inc. (the "Agreement"). The terms of the Agreement are incorporated into this note, and this note is the Purchase Money Promissory Note referred to in the Agreement representing a portion of the purchase price of Assets as defined in the Agreement.

         This Note shall bear interest at the rate of eight percent (8%) per annum and amortize in 5 equal principal payments of Ninety Thousand Dollars payable on the 22nd day of July commencing July 22, 1994, along with all accrued interest.

         All amounts represented by this Note shall be due and payable (1) within 15 days following notice to the Maker from the Holder that a payment of principal or interest has not been made in accordance with the terms of this Note, or that a Non-Competition Payment (as defined in the Agreement) has not been made in accordance with the terms of the Agreement (1), which notice specifically declares the entire amount owned to Holder and provided for in this Note immediately due and payable, or (2) within 1 5 days following notice to the Maker from the Holder that EMI has failed to meet the conditions provided for in Section 7(i) of the Agreement, which notice specifically declares the entire amount owned to Holder and provided for in this Note immediately due and payable, or (3) July 22, 1998


--------------------
1 / In the event of a dispute as to the payment of such Non Competition Payment, the relevant payment may be made into the registry of any court of competent jurisdiction subject to the resolution of such dispute or, at the discretion of the Buyer (as defined in the Agreement) into the escrow account of counsel for the Holder.

(the earlier of the dates referred to in the preceding three clauses is called the "Maturity Date"). All amounts owing pursuant to this Note and not paid upon the Maturity Date shall bear interest at the highest rate of interest permitted by law until paid.

         Maker for itself, its heirs, legal representatives, successors and assigns, waives presentment for payment, demand, notice of dishonor or non-payment, notice of default, notice of protest, and protest of this Note, and waives any right to be released by reason of any extension of time or change in terms of payment or any change, alteration or release of any security given for the payment hereof. Maker hereby consents to any number of extensions of time, and any and all renewals, waivers, and modifications of this Note or any combination of the foregoing that may be made or granted by Holder.

         Maker agrees to pay immediately upon demand all reasonable costs and expenses of Holder, including attorneys' fees, (i) if after default this Note be placed in the hands of an attorney or attorneys for collection, or (ii) if Holder finds it necessary or desirable upon default to secure the services or advice of one or more attorneys with regard to collection of this Note against Maker, or for the protection of its rights under this Note, or any instrument relating to property securing the Note. The term "attorneys' fees" shall include attorneys' fees incurred by Holder whether or not suit is brought and if suit is brought, the term shall include attorneys' fees at trial and on appeal, and shall include attorneys' fees incurred in connection with consultations, arbitration, bankruptcy, conservatorship, receivership or any other proceeding.

         This Note shall be interpreted, construed and enforced in accordance with the laws of the State of California, excluding its choice of law principles.

         EACH OF HOLDER AND MAKER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE THE RIGHT EITHER IT OR ITS SUCCESSORS, PERSONAL REPRESENTATIVES OR ASSIGNS MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THE LOAN EVIDENCED BY THIS NOTE AND ANY AGREEMENTS CONTEMPLATED THEREBY TO BE EXECUTED IN CONJUNCTION THEREWITH, OR IN CONJUNCTION WITH ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE PARTIES.

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Note in Hollywood, California, the date first above written.

                                        EDUCATIONAL MEDICAL, INC.



                                        By:
                                           -------------------------
                                           Authorized Signatory



                                        MTSX ACQUISITION CORP.


                                        By:
                                            ------------------------
                                            Authorized Signatory



                                      -3-